Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 29, 2018, by and among Applied DNA Sciences, Inc., a Delaware corporation, with headquarters located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.           The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.           The Company has authorized a new series of secured convertible notes of the Company which notes shall be convertible into the Company’s common stock, $0.001 par value per share (the “Common Stock”), all in accordance with the terms of the Notes (as defined below).

C.           Each Buyer wishes to purchase on a several and not a joint basis, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that principal amount of the Notes, in substantially the form attached hereto as Exhibit A (the “Notes”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $550,000).

D.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.           The Common Stock issued upon the conversion of the Notes shall be known as the “Conversion Shares.”

F.           The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

G.           The Notes will be secured by a security interest in substantially all of the assets of the Company, as evidenced by the security agreement, substantially in the form attached hereto as Exhibit C (the “Security Document”), which shall be executed within five (5) Business Days of the Closing.

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF NOTES.

(a)          Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the applicable Closing Date (as defined below), a principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Closing”).

(b)          Closing. The Closing shall occur on the applicable Closing Date (as defined below) at the offices of Pepper Hamilton LLP, 620 Eighth Avenue, New York, NY 10018.

(c)          Purchase Price. The purchase price for each Buyer of the Notes to be purchased by each such Buyer at the Closing shall be the amount set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (the “Purchase Price”).

(d)          Closing Date. The date and time of each Closing (each, a “Closing Date”) shall be mutually agreed by the Company and each Buyer after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below.

(e)          Delivery and Payment. On or prior to the Closing Date, each Buyer shall pay its Purchase Price for the Notes to be issued and sold to such Buyer at the Closing by check or wire transfer of immediately available funds to such account or accounts of the Company as the Company shall specify, and the Company shall deliver to each Buyer, the Notes (in the principal amounts as such Buyer shall request) which such Buyer is then purchasing duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants with respect to only itself and no other Buyer that:

(a)          No Public Sale or Distribution. Such Buyer is (i) acquiring the Notes and (ii) upon conversion of the Notes will acquire the Conversion Shares issuable upon conversion of the Notes, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act. Except as previously disclosed to the Company in writing, such Buyer (i) does not presently have any agreement or understanding, directly or indirectly, with any Person (defined as any individual, limited liability company, partnership, joint venture, corporation, trust, unincorporated organization, government or any department or agency thereof) to distribute any of the Securities, and (ii) is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any entity engaged in the business that would require it to be so registered as a broker-dealer.

(b)          Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)          Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)          Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by such Buyer. Such Buyer and its advisors, if any, have reviewed a copy of the Company’s most recent Annual Report on Form 10-K (including any risk factors), Quarterly Reports on Form 10-Q (including any risk factors), Proxy Statements on Form Def 14A and current reports on Form 8-K. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)          No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. Any statement to the contrary is unlawful.

(f)          Legends. Buyer understands that the certificates or other instruments representing the Securities have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Certificates evidencing Securities shall not be required to contain the legend set forth above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that Buyer provides the Company with an opinion of counsel to Buyer from reputable counsel to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).

If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Business Days following the delivery by Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from Buyer as may be required above in this Section 2(f), as directed by Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or the Securities are not shares of Common Stock, issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Buyer or its designee.

(g)          Validity; Enforcement. This Agreement, the Registration Rights Agreement and the Security Document to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h)          Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(i)          Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, as defined below, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding with a placement agent entered into by or on behalf of such Buyer.

(j)          Confidentiality Prior To The Date Hereof. Other than to other Persons party to this Agreement, such Buyer has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(k)          Sold to Various Buyers. Such Buyer understands that the Notes (i) may be sold to various Buyers in one or more Closings, (ii) will generally be for a term of three years but may have varying maturity dates, (iii) may be purchased by officers and directors of the Company, (iv) regardless of issue or sale date, will be secured on a pari passu basis by the same Security Document, and the perfection of any related security interest is not required to occur until 30 days after the first Closing Date and (v) may be issued in a principal amount of up to $3,500,000. In addition, Buyer understands that a majority of the principal amount of the Notes may be purchased by the Chief Executive Officer of the Company (the “CEO”) and as a result the CEO may have the ability to direct the actions of the Collateral Agent, direct the approval of amendments to the Transaction Documents and control the demand rights under the Registration Rights Agreement.

(l)          No Independent Counsel. Such Buyer understands that Pepper Hamilton LLP has represented the Company in the preparation of the Transaction Documents and there is no independent counsel that has represented the Buyers.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers as of the date hereof that:

(a)          Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.

(b)          Authorization; Enforcement; Validity. The Company and its Subsidiaries each has the corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Security Document, the Transfer Agent Instructions (substantially in the Form of Exhibit D) to which it is a party, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, and the granting of a security interest in the Collateral (as defined in the Security Document), have been duly authorized by the Company’s and such Subsidiaries’ respective Board of Directors and no further consent, or authorization is required by the Company, such Subsidiaries, their respective Board of Directors or their respective stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and such Subsidiaries, and constitute the legal, valid and binding obligations of the Company and such Subsidiaries, enforceable against the Company and such Subsidiaries in accordance with their respective terms, except (i) the perfection of any security interest required by the Security Document need not occur until 45 days after the first Closing Date and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)          Issuance of Securities. The issuance of the Notes are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, 660,000 shares of Common Stock shall have been duly authorized and reserved for issuance which equals 100% of the maximum number of shares Common Stock issuable upon conversion of the Notes. Upon conversion in accordance with the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations made by each Buyer in Section 2, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the granting of a security interest in the Collateral and reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation of the Company, as amended from time to time and as in effect on the date hereof (the “Certificate of Incorporation”) or any certificate or articles of incorporation, certificate of formation, any certificate of designations or other charter document of any of its Subsidiaries, or the Bylaws of the Company, as amended from time to time and as in effect on the date hereof (the “Bylaws”), or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The NASDAQ Capital Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations that would not, individually or in the aggregate, have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement and the other Transaction Documents, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(e)          Consents. Except for the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, the filing with the SEC of a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents, the filing of the Form D with the SEC and for such filings as shall be required under state securities or “blue sky” laws, and the filing of any notice with the Financial Industry Regulatory Authority, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, which have not been or will not be obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries have no knowledge of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

4.	COVENANTS.

(a)          Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)          Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, by the fourth (4th) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the Registration Rights Agreement and the Security Document) as exhibits to such filing (including all attachments, the “8-K Filing”). As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)          Reservation of Shares. So long as any Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock issuable upon conversion of the Notes then outstanding (without taking into account any limitations on the conversion of the Notes set forth in the Notes).

(d)          Collateral Agent.

(i)          Corporation Service Company (“CSC”) is hereby appointed Collateral Agent under the Security Document and each Buyer hereby authorizes CSC, in such capacity, to act as its agent in accordance with the terms of the Security Document and this Agreement. The provisions of this Section 4(d) are solely for the benefit of the Buyers and the Company and its Affiliates shall not have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under the Security Document and this Agreement, the Collateral Agent shall act solely as an agent of Buyers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with the Company or any of its Affiliates. The Collateral Agent shall be obligated, and shall have the powers and rights, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Security Document. If any provision, duty, obligation or right under the Security Document is in conflict with any provision, duty, obligation or right under this Agreement then this Agreement shall control. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Security Document and such powers as are incidental thereto.

(ii)         Each Buyer irrevocably authorizes the Collateral Agent to take such action on such Buyer’s behalf and to exercise such powers, rights and remedies hereunder as are specifically delegated or granted to the Collateral Agent by the terms of this Agreement and the Security Document, together with such powers, rights and remedies as are reasonably incidental thereto. The Collateral Agent shall have only those duties and responsibilities that are expressly specified herein and therein. The Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Notwithstanding any other provisions hereof or of any provision of the Security Document, the Collateral Agent shall not have or be deemed to have any fiduciary relationship with the Buyers or any other person or entity, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Security Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement or the Security Document with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.

(iii)        The Collateral Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person or entity purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Collateral Agent may consult with counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Collateral Agent shall not be liable to the Company or any of its Affiliates, or the Buyers for any recitals or warranties herein or in the Security Document, nor for the effectiveness, enforceability, validity or due execution of the Security Document or any other agreement, document or instrument, nor to make any inquiry respecting the performance by any party of their respective obligations thereunder. Any such inquiry which may be made by the Collateral Agent shall not obligate it to make any further inquiry or to take any action.

(iv)        The Collateral Agent shall not be required to take any action which, in the Collateral Agent’s sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory. In the event the Collateral Agent receives conflicting instructions hereunder or under any of the Security Document, the Collateral Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of the Collateral Agent. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable, except for the Collateral Agent’s bad faith, negligence or willful misconduct as finally determined by a court of competent jurisdiction for any action taken or omitted under or in connection with this Agreement, the Security Document or any other instrument or document in connection herewith or therewith.

(v)         The Collateral Agent may resign or be removed by the Buyers (by a vote of the holders of a majority of the outstanding principal of the Notes) as Collateral Agent hereunder at any time upon at least thirty (30) days’ prior notice. If the Collateral Agent at any time shall resign, the Buyers shall (by a vote of the holders of a majority of the outstanding principal of the Notes), within ten (10) days after such notice appoint a successor Collateral Agent which shall thereupon become the Collateral Agent hereunder and under the Security Document. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment, within the above time frame the retiring Collateral Agent may appoint a successor. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After the effective date of any retiring Collateral Agent’s resignation hereunder as collateral agent, the provisions of this section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

(vi)        The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any default unless the Collateral Agent has received a copy of a notice thereof from a Buyer referring to this Agreement and describing such default. In the event that the Collateral Agent receives such a notice, the Collateral Agent shall promptly give notice thereof to the other Buyers and to the Company. The Collateral Agent shall be permitted to take such action with respect to any default as provided in this Agreement and the Security Document.

(vii)       Each Buyer, by its acceptance of the benefits hereof and of the Security Document, agrees that it shall have no right individually to realize upon any of the Collateral, it being understood and agreed by each Buyer that all rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Buyer in accordance with the provisions of this Agreement and the Security Document in the Collateral Agent’s sole and absolute discretion.

(viii)      Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to its creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings including, without limitation, all amounts received by the Collateral Agent on behalf of the Buyers, or received by the Buyers, shall be paid by the in accordance with its outstanding secured Obligations (as defined in the Security Document) to each of the Buyers in accordance with clause (xii) below. Any and all amounts referred to in this clause (viii)or any other amounts or proceeds of collateral received by any of the Buyers shall be held in trust for the benefit of all of the Buyers, shall be immediately delivered by the applicable Buyers to the Collateral Agent in the amount and form received, and shall be apportioned, paid over or delivered among the Buyers in accordance with clause (xi) of this Agreement.

(ix)         Except as provided by law, the security interests in the Collateral shall be for the ratable benefit of the Buyers, shall rank equally in priority, none being senior or subordinate to any other. No Buyer shall contest the validity, perfection, priority or enforceability of the lien of any other Buyer in the Collateral. Each Buyer, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral under this Agreement, the Security Document, pursuant to applicable law, or otherwise, it being understood and agreed by each Buyer that all rights and remedies under this Agreement, the Security Document, pursuant to applicable law, or otherwise, may be exercised solely by the Collateral Agent for the benefit of Buyers in accordance with the provisions of this Agreement and the Security Document.

(x)          Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings (each such payment, distribution and/or amount is hereafter referred to as a “Collateral Proceeds Amount”), shall be disbursed in accordance with clause (xi) below.

(xi)         Any and all Collateral Proceeds Amount and any other amounts or proceeds of Collateral received by any of the Buyers shall be held in trust for the benefit of all of the Buyers, shall be immediately delivered by the applicable Buyer to the Collateral Agent in the amount and form received, and, subject to the rights to any of the Collateral Proceeds Amount or such other amounts or proceeds of Collateral of the holders of the other security interests in the Collateral referred to in clause (x) above, shall be apportioned, paid over or delivered as follows: first, to the Collateral Agent for the payment or reimbursement of any expenses and fees of, or any other amount payable to, the Collateral Agent hereunder or under the Security Document, and next, among the Buyers on a pro rata basis to each in accordance with the Company’s outstanding obligations to each of the Buyers which are secured pursuant to this Agreement.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)          Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the aggregate number of Notes held by such Person, and any tax related information required to be maintained. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)          Transfer Agent Instructions. If a Buyer effects a sale, assignment or transfer of the Conversion Shares, the Company shall permit the transfer, in compliance with applicable securities laws, and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 2(f). Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities as referred to in Section 2(f) shall be borne by the Company.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)          Such Buyer and each other Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)         Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Notes being purchased by such Buyer and each other Buyer at the Closing by check or wire transfer of immediately available funds.

(iii)        The representations and warranties of such Buyer and each other Buyer shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer and each other Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer and each other Buyer at or prior to the Closing Date.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)          The Company shall have executed and delivered to such Buyer (A) each of the Transaction Documents and (B) the Notes (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)         The Company shall have delivered to such Buyer a copy of the Transfer Agent Instructions, substantially in the form attached hereto as Exhibit D, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iii)        The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(iv)        The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date.

(v)         The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

8.          TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party.

9.	MISCELLANEOUS.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)          Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined in the Note), and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
Telephone:	(631) 240-8800
Attention:	Chief Financial Officer

With copies to:

Pepper Hamilton LLP
620 Eighth Street, Floor 37
New York, NY 10018
Telephone:	212-808-2724
Attention:	Merrill Kraines, Esq.

If to the Transfer Agent:

American Stock Transfer and Trust Company
6201 15th Ave.
Brooklyn, New York 11219
Telephone: (718) 921-8210
Facsimile: (718) 921-8355
Attention: Vito Cirone

If to the Collateral Agent:
CSC
251 Little Falls Drive
Wilmington, DE 19808
Telephone: (866) 403-5272
Facsimile: (302) 636-5454
Attention: [●]

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder without the consent of, but upon prompt written notice to, the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)           Reliance by the Collateral Agent. The parties agree and acknowledge that the Collateral Agent may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties to the respective Buyer set forth in this Agreement as if such representations, warranties, agreements and covenants, as applicable, were made directly to the Collateral Agent. In addition, no representation, warranty or covenant, express or implied, is or will be made by the Collateral Agent with respect to the Company or the transactions contemplated by this Agreement; and no responsibility of any kind exists with the Collateral Agent with respect to the completeness or accuracy of, or any other matter concerning, any other information made or provided by the Company or its representatives to the Buyer (as to diligence matters or otherwise) or with respect to any statements made regarding any such information by the Company, its representatives or the Collateral Agent to the Buyers.

(j)           Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing for a period of one (1) year from the date hereof. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)          Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)          Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)          Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

APPLIED DNA SCIENCES, INC.

By:
Name: Beth Jantzen
Title: Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Purchase Price	Legal Representative’s Address and Facsimile Number
James A. Hayward	50 Health Sciences Drive, Stony Brook, NY 11790	$500,000	$2.50
Wayne Buchen	50 Health Sciences Drive, Stony Brook, NY 11790	$50,000	$2.50

EXHIBITS

Exhibit A	Form of Notes
Exhibit B	Registration Rights Agreement
Exhibit C	Form of Security Agreement of the Company
Exhibit D	Transfer Agent Instructions

Exhibit A

Form of Notes

Exhibit A-1

Exhibit B

Registration Rights Agreement

Exhibit B-1

Exhibit C

Form of Security Agreement of the Company

Exhibit C-1

Exhibit D

TRANSFER AGENT INSTRUCTIONS
APPLIED DNA SCIENCES, INC.

November 29, 2018

American Stock Transfer and Trust Company, LLC
Operations Center
6201 15th Avenue, Third Floor
Brooklyn, NY 11219
Attention: [●]

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of November 29, 2018 (the “Agreement”), by and among Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Buyers attached thereto (collectively, the “Buyers”), pursuant to which the Company is issuing to the Buyers secured convertible notes of the Company (the “Notes”), which will be convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The shares of Common Stock to be converted thereunder are referred to herein as the “Conversion Shares.”

This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares to or upon the order of a Buyer from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

Specifically, upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than two (2) Business Days (as defined below) after receipt of such Conversion Notice, deliver a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, (A) provided you are participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Buyer or its designee (the date by which such credit is so required to be made to the balance account of Buyer’s or Buyer’s nominee with DTC or such certificate is required to be delivered to Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

You acknowledge and agree that so long as you have previously received (a) written confirmation from the outside legal counsel of the Company that either (i) a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) that sales of the Conversion Shares may be made in conformity with Rule 144 under the 1933 Act, and (b) if applicable, a copy of such registration statement, then, as soon as practicable after your receipt of a notice of transfer or Conversion Notice, you shall issue the certificates representing the Conversion Shares and such certificates shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Conversion Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Conversion Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Exhibit D-1

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (631) 240-8800.

Very truly yours,

APPLIED DNA SCIENCES, INC.

By:
Name: Beth Jantzen
Title: Chief Financial Officer

Exhibit D-2

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this 29th day of November, 2018

AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC

By:
Name:
Title:

Enclosures

Exhibit D-3

EXHIBIT I

APPLIED DNA SCIENCES, INC.
CONVERSION NOTICE

Reference is made to the Secured Convertible Note (the “Note”) issued to the undersigned by Applied DNA Sciences, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Conversion Shares (as defined in the Note) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Conversion Amount of the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

Exhibit I-1

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer and Trust Company, LLC to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November 29, 2018 from the Company and acknowledged and agreed to by American Stock Transfer and Trust Company, LLC.

APPLIED DNA SCIENCES, INC

By:
Name:
Title:

EXHIBIT II

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer and Trust Company, LLC
Operations Center
6201 15th Avenue, Third Floor
Brooklyn, NY 11219

Telephone: (718) 921-8210

Attention: [•]

Re: Applied DNA Sciences, Inc.

Ladies and Gentlemen:

We are counsel to Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of [●], 2018 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders secured convertible notes (the “Notes”) which are convertible into the Company’s common stock, $0.001 par value per share (the “Common Stock”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on _______, 201_, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, we advise you that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, based upon our review of the list of current stop orders available on the SEC’s website, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Exhibit II-1

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated November 29, 2018, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc: [LIST NAMES OF BUYERS]

Exhibit II-2